Press Release February 20, 2020

HollyFrontier Corporation Reports 2019 Fourth Quarter and Full Year Results

•	Reported net income attributable to HollyFrontier stockholders of $772.4 million or $4.61 per diluted share and adjusted net income of $821.5 million or $4.90 per diluted share, for the year

•	Reported EBITDA of $1,702.6 million and adjusted EBITDA of $1,714.5 million, for the year

•	Returned $758.3 million to shareholders through dividends and share repurchases in the year

Dallas, Texas, February 20, 2020‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported fourth quarter net income attributable to HollyFrontier stockholders of $60.6 million or $0.37 per diluted share for the quarter ended December 31, 2019, compared to $141.9 million or $0.81 per diluted share for the quarter ended December 31, 2018.

The fourth quarter results reflect special items that collectively decreased net income by a total of $17.4 million. These items include a lower of cost or market inventory valuation adjustment that decreased pre-tax earnings by $30.7 million, a biodiesel blender's tax credit of $18.0 million and Sonneborn integration and regulatory costs of $4.1 million. Excluding these items, net income for the fourth quarter was $78.0 million ($0.48 per diluted share) compared to $393.9 million ($2.25 per diluted share) for the fourth quarter of 2018, which excludes certain items that collectively decreased net income by $252.0 million for the three months ended December 31, 2018.

HollyFrontier’s President & CEO, Michael Jennings, commented, “Despite heavy maintenance across our refining system in the fourth quarter, HFC achieved healthy financial results in 2019. The resulting strong cash flow generation allowed us to invest over $500 million into our assets, complete the acquisition of Sonneborn and return $758 million in cash to shareholders through dividends and share repurchases during the year. Looking forward to 2020, we are optimistic that demand for gasoline and diesel will strengthen into the summer driving season, margins for finished lubricants will remain strong and the base oil market will improve as existing capacity absorbs growing demand for premium base oils.”

The Refining segment reported adjusted EBITDA of $171.6 million compared to $583.4 million for the fourth quarter of 2018. This decrease was primarily driven by heavy planned refinery maintenance, lower product margins and depressed crude differentials which resulted in a consolidated refinery gross margin of $13.58 per produced barrel, a 39% decrease compared to $22.17 for the fourth quarter of 2018. Crude oil charge averaged 380,560 barrels per day (“BPD”) for the current quarter compared to 405,580 BPD for the fourth quarter 2018.

Our Lubricants and Specialty Products segment reported EBITDA of $34.6 million, compared to $(3.5) million in the fourth quarter 2018. Rack Forward EBITDA was $61.4 million, compared to $48.9 million in the prior year, driven by contributions from our Sonneborn finished lubricants business.

Holly Energy Partners, L.P. ("HEP") reported EBITDA of $87.8 million for the fourth quarter 2019 compared to $89.9 million in the fourth quarter of 2018.

For the fourth quarter of 2019, net cash provided by operations totaled $137.2 million. During the period, we declared and paid a dividend of $0.35 per share to shareholders totaling $57.2 million and spent $61.1 million in stock repurchases. At December 31, 2019, our cash and cash equivalents totaled $885.2 million, a $96.7 million decrease over cash and cash equivalents of $981.9 million at September 30, 2019. Additionally, our consolidated long-term debt was $2,455.6 million. Our debt, exclusive of HEP debt, which is nonrecourse to HollyFrontier, was $993.6 million at December 31, 2019.

The Company has scheduled a webcast conference call for today, February 20, 2020, at 8:30 AM Eastern Time to discuss fourth quarter financial results. This webcast may be accessed at: https://event.on24.com/wcc/r/2151024/A720AA4739D7D845E99819FC98FCD935. An audio archive of this webcast will be available using the above noted link through March 5, 2020.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. In addition, HollyFrontier produces base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and exports products to more than 80 countries.  HollyFrontier also owns a 57% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HollyFrontier Corporation subsidiaries.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in the Company’s markets, the demand for and supply of crude oil, refined products and lubricant and specialty products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out and consummating construction projects, the ability of the Company to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist or cyberattacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended December 31,		Change from 2018
	2019	2018	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$4,381,888	$4,344,204	$37,684	1%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	3,610,528	3,245,507	365,021	11
Lower of cost or market inventory valuation adjustment	30,708	329,232	(298,524)	(91)
	3,641,236	3,574,739	66,497	2
Operating expenses	383,630	352,139	31,491	9
Selling, general and administrative expenses	93,259	85,955	7,304	8
Depreciation and amortization	134,580	113,719	20,861	18
Total operating costs and expenses	4,252,705	4,126,552	126,153	3
Income from operations	129,183	217,652	(88,469)	(41)

Other income (expense):
Earnings of equity method investments	(37)	1,698	(1,735)	(102)
Interest income	5,012	6,232	(1,220)	(20)
Interest expense	(36,383)	(33,917)	(2,466)	7
Gain on foreign currency transactions	576	681	(105)	(15)
Other, net	2,008	(528)	2,536	(480)
	(28,824)	(25,834)	(2,990)	12
Income before income taxes	100,359	191,818	(91,459)	(48)
Income tax expense	19,290	28,501	(9,211)	(32)
Net income	81,069	163,317	(82,248)	(50)
Less net income attributable to noncontrolling interest	20,464	21,421	(957)	(4)
Net income attributable to HollyFrontier stockholders	$60,605	$141,896	$(81,291)	(57)%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$0.38	$0.82	$(0.44)	(54)%
Diluted	$0.37	$0.81	$(0.44)	(54)%
Cash dividends declared per common share	$0.35	$0.33	$0.02	6%
Average number of common shares outstanding:
Basic	161,398	172,485	(11,087)	(6)%
Diluted	162,898	174,259	(11,361)	(7)%
EBITDA	$245,846	$311,801	$(65,955)	(21)%
Adjusted EBITDA	$262,660	$641,033	$(378,373)	(59)%

	Years Ended December 31,		Change from 2018
	2019	2018	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$17,486,578	$17,714,666	$(228,088)	(1)%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	13,918,384	13,940,782	(22,398)	—
Lower of cost or market inventory valuation adjustment	(119,775)	136,305	(256,080)	(188)
	13,798,609	14,077,087	(278,478)	(2)
Operating expenses	1,394,052	1,285,838	108,214	8
Selling, general and administrative expenses	354,236	290,424	63,812	22
Depreciation and amortization	509,925	437,324	72,601	17
Goodwill impairment	152,712	—	152,712	—
Total operating costs and expenses	16,209,534	16,090,673	118,861	1
Income from operations	1,277,044	1,623,993	(346,949)	(21)

Other income (expense):
Earnings of equity method investments	5,180	5,825	(645)	(11)
Interest income	22,139	16,892	5,247	31
Interest expense	(143,321)	(131,363)	(11,958)	9
Gain on foreign currency transactions	5,449	6,197	(748)	(12)
Other, net	5,013	2,923	2,090	72
	(105,540)	(99,526)	(6,014)	6
Income before income taxes	1,171,504	1,524,467	(352,963)	(23)
Income tax expense	299,152	347,243	(48,091)	(14)
Net income	872,352	1,177,224	(304,872)	(26)
Less net income attributable to noncontrolling interest	99,964	79,264	20,700	26
Net income attributable to HollyFrontier stockholders	$772,388	$1,097,960	$(325,572)	(30)%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$4.64	$6.25	$(1.61)	(26)%
Diluted	$4.61	$6.19	$(1.58)	(26)%
Cash dividends declared per common share	$1.34	$1.32	$0.02	2%
Average number of common shares outstanding:
Basic	166,287	175,009	(8,722)	(5)%
Diluted	167,385	176,661	(9,276)	(5)%
EBITDA	$1,702,647	$1,996,998	$(294,351)	(15)%
Adjusted EBITDA	$1,714,524	$2,054,653	$(340,129)	(17)%

Balance Sheet Data

	Years Ended December 31,
	2019	2018
	(In thousands)
Cash and cash equivalents	$885,162	$1,154,752
Working capital	$1,620,261	$2,128,224
Total assets	$12,164,841	$10,994,601
Long-term debt	$2,455,640	$2,411,540
Total equity	$6,509,426	$6,459,059

Segment Information

Our operations are organized into three reportable segments: Refining, Lubricants and Specialty Products and HEP. Our operations that are not included in the Refining, Lubricants and Specialty Products and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Eliminations. Corporate and Other and Eliminations are aggregated and presented under the Corporate, Other and Eliminations column.

The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and HollyFrontier Asphalt Company LLC (“HFC Asphalt”) (aggregated as a reportable segment). Refining activities involve the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel and jet fuel. These petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. HFC Asphalt operates various asphalt terminals in Arizona, New Mexico and Oklahoma.

The Lubricants and Specialty Products segment includes Petro-Canada Lubricants Inc.’s (“PCLI”) production operations, located in Mississauga, Ontario, that include lubricant products such as base oils, white oils, specialty products and finished lubricants and the operations of our Petro-Canada Lubricants business that includes the marketing of products to both retail and wholesale outlets through a global sales network with locations in Canada, the United States, Europe and China. Additionally, the Lubricants and Specialty Products segment includes specialty lubricant products produced at our Tulsa refineries that are marketed throughout North America and are distributed in Central and South America, the operations of Red Giant Oil, one of the largest suppliers of locomotive engine oil in North America and the operations of Sonneborn, a producer of specialty hydrocarbon chemicals such as white oils, petrolatums and waxes with manufacturing facilities in the United States and Europe.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines, terminals, tankage, loading rack facilities and refinery processing units in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. The HEP segment also includes a 75% interest in UNEV Pipeline, LLC (an HEP consolidated subsidiary), and a 50% ownership interest in each of Osage Pipeline Company, LLC, Cheyenne Pipeline LLC and Cushing Connect Pipeline & Terminal LLC. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations. Due to certain basis differences, our reported amounts for the HEP segment may not agree to amounts reported in HEP's periodic public filings.

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended December 31, 2019
Sales and other revenues:
Revenues from external customers	$3,837,269	$512,980	$31,639	$—	$4,381,888
Intersegment revenues	67,879	3,150	99,995	(171,024)	—
	$3,905,148	$516,130	$131,634	$(171,024)	$4,381,888
Cost of products sold (exclusive of lower of cost or market inventory adjustment)	$3,381,967	$377,740	$—	$(149,179)	$3,610,528
Lower of cost or market inventory valuation adjustment	$30,708	$—	$—	$—	$30,708
Operating expenses	$301,407	$60,868	$38,951	$(17,596)	$383,630
Selling, general and administrative expenses	$32,196	$42,914	$2,929	$15,220	$93,259
Depreciation and amortization	$82,527	$22,890	$24,514	$4,649	$134,580
Income (loss) from operations	$76,343	$11,718	$65,240	$(24,118)	$129,183
Income (loss) before interest and income taxes	$76,343	$11,681	$65,532	$(21,826)	$131,730
Net income attributable to noncontrolling interest	$—	$—	$1,457	$19,007	$20,464
Earnings of equity method investments	$—	$—	$(37)	$—	$(37)
Capital expenditures	$69,835	$15,110	$6,284	$7,477	$98,706

Three Months Ended December 31, 2018
Sales and other revenues:
Revenues from external customers	$3,890,507	$422,975	$30,613	$109	$4,344,204
Intersegment revenues	85,721	1,313	102,179	(189,213)	—
	$3,976,228	$424,288	$132,792	$(189,104)	$4,344,204
Cost of products sold (exclusive of lower of cost or market inventory adjustment)	$3,071,340	$341,126	$—	$(166,959)	$3,245,507
Lower of cost or market inventory valuation adjustment	$329,232	$—	$—	$—	$329,232
Operating expenses	$290,794	$42,719	$39,699	$(21,073)	$352,139
Selling, general and administrative expenses	$30,675	$44,325	$2,748	$8,207	$85,955
Depreciation and amortization	$73,482	$13,232	$24,375	$2,630	$113,719
Income (loss) from operations	$180,705	$(17,114)	$65,970	$(11,909)	$217,652
Income (loss) before interest and income taxes	$180,705	$(16,737)	$67,719	$(12,184)	$219,503
Net income attributable to noncontrolling interest	$—	$—	$1,405	$20,016	$21,421
Earnings of equity method investments	$—	$—	$1,698	$—	$1,698
Capital expenditures	$70,741	$14,309	$13,030	$3,871	$101,951

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Year Ended December 31, 2019
Sales and other revenues:
Revenues from external customers	$15,284,110	$2,081,221	$121,027	$220	$17,486,578
Intersegment revenues	312,678	11,307	411,750	(735,735)	—
	$15,596,788	$2,092,528	$532,777	$(735,515)	$17,486,578
Cost of products sold (exclusive of lower of cost or market inventory adjustment)	$12,980,506	$1,580,036	$—	$(642,158)	$13,918,384
Lower of cost or market inventory valuation adjustment	$(119,775)	$—	$—	$—	$(119,775)
Operating expenses	$1,095,488	$231,523	$161,996	$(94,955)	$1,394,052
Selling, general and administrative expenses	$120,518	$168,595	$10,251	$54,872	$354,236
Depreciation and amortization	$309,932	$88,781	$96,706	$14,506	$509,925
Goodwill impairment	$—	$152,712	$—	$—	$152,712
Income (loss) from operations	$1,210,119	$(129,119)	$263,824	$(67,780)	$1,277,044
Income (loss) before interest and income taxes (1)	$1,210,119	$(128,837)	$304,442	$(93,038)	$1,292,686
Net income attributable to noncontrolling interest	$—	$—	$4,981	$94,983	$99,964
Earnings of equity method investments	$—	$—	$5,180	$—	$5,180
Capital expenditures	$199,002	$40,997	$30,112	$23,652	$293,763

Year Ended December 31, 2018
Sales and other revenues:
Revenues from external customers	$15,806,304	$1,799,506	$108,412	$444	$17,714,666
Intersegment revenues	370,259	13,197	397,808	(781,264)	—
	$16,176,563	$1,812,703	$506,220	$(780,820)	$17,714,666
Cost of products sold (exclusive of lower of cost or market inventory adjustment)	$13,250,849	$1,381,540	$—	$(691,607)	$13,940,782
Lower of cost or market inventory valuation adjustment	$136,305	$—	$—	$—	$136,305
Operating expenses	$1,055,209	$167,820	$146,430	$(83,621)	$1,285,838
Selling, general and administrative expenses	$113,641	$143,750	$11,041	$21,992	$290,424
Depreciation and amortization	$284,439	$43,255	$98,492	$11,138	$437,324
Income (loss) from operations	$1,336,120	$76,338	$250,257	$(38,722)	$1,623,993
Income (loss) before interest and income taxes	$1,336,120	$77,640	$256,204	$(31,026)	$1,638,938
Net income attributable to noncontrolling interest	$—	$—	$4,520	$74,744	$79,264
Earnings of equity method investments	$—	$—	$5,825	$—	$5,825
Capital expenditures	$202,791	$37,448	$54,141	$16,649	$311,029

(1) HEP segment includes a $35.2 million gain due to new throughput agreements on specific HEP assets that meet the definition of sales-type leases. This gain is eliminated in HFC consolidation.

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
December 31, 2019
Cash and cash equivalents	$9,755	$169,277	$13,287	$692,843	$885,162
Total assets	$7,189,094	$2,223,418	$2,205,437	$546,892	$12,164,841
Long-term debt	$—	$—	$1,462,031	$993,609	$2,455,640

December 31, 2018
Cash and cash equivalents	$7,236	$80,931	$3,045	$1,063,540	$1,154,752
Total assets	$6,465,155	$1,506,209	$2,142,027	$881,210	$10,994,601
Long-term debt	$—	$—	$1,418,900	$992,640	$2,411,540

Refining Segment Operating Data

The following tables set forth information, including non-GAAP (Generally Accepted Accounting Principles) performance measures about our refinery operations. Refinery gross and net operating margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments and depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	243,400	216,870	254,010	249,240
Refinery throughput (BPD) (2)	256,790	236,240	268,500	264,730
Sales of produced refined products (BPD) (3)	254,950	243,680	259,310	255,800
Refinery utilization (4)	93.6%	83.4%	97.7%	95.9%

Average per produced barrel (5)
Refinery gross margin	$11.15	$19.01	$13.71	$14.44
Refinery operating expenses (6)	6.66	6.55	5.77	5.51
Net operating margin	$4.49	$12.46	$7.94	$8.93

Refinery operating expenses per throughput barrel (7)	$6.61	$6.76	$5.58	$5.32

Feedstocks:
Sweet crude oil	54%	56%	55%	54%
Sour crude oil	26%	25%	24%	24%
Heavy sour crude oil	15%	11%	16%	16%
Other feedstocks and blends	5%	8%	5%	6%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	53%	52%	51%	51%
Diesel fuels	30%	30%	32%	33%
Jet fuels	6%	7%	7%	6%
Fuel oil	1%	1%	1%	1%
Asphalt	4%	3%	3%	3%
Base oils	3%	4%	4%	4%
LPG and other	3%	3%	2%	2%
Total	100%	100%	100%	100%

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	85,240	110,160	101,760	109,440
Refinery throughput (BPD) (2)	94,710	119,640	111,870	118,630
Sales of produced refined products (BPD) (3)	106,770	119,390	117,230	120,520
Refinery utilization (4)	85.2%	110.2%	101.8%	109.4%

Average per produced barrel (5)
Refinery gross margin	$17.71	$22.68	$18.97	$19.05
Refinery operating expenses (6)	5.78	5.37	5.10	4.81
Net operating margin	$11.93	$17.31	$13.87	$14.24

Refinery operating expenses per throughput barrel (7)	$6.52	$5.36	$5.35	$4.89

Feedstocks:
Sweet crude oil	23%	14%	21%	27%
Sour crude oil	67%	78%	70%	65%
Other feedstocks and blends	10%	8%	9%	8%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	54%	51%	52%	50%
Diesel fuels	33%	39%	37%	40%
Fuel oil	2%	3%	3%	3%
Asphalt	5%	4%	5%	4%
LPG and other	6%	3%	3%	3%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	51,920	78,550	71,830	72,890
Refinery throughput (BPD) (2)	57,230	84,670	78,230	79,980
Sales of produced refined products (BPD) (3)	57,090	80,600	72,650	76,300
Refinery utilization (4)	53.5%	81.0%	74.1%	75.1%

Average per produced barrel (5)
Refinery gross margin	$16.69	$30.96	$19.13	$26.55
Refinery operating expenses (6)	16.85	11.45	12.47	11.83
Net operating margin	$(0.16)	$19.51	$6.66	$14.72

Refinery operating expenses per throughput barrel (7)	$16.81	$10.90	$11.58	$11.28

Feedstocks:
Sweet crude oil	37%	34%	36%	28%
Heavy sour crude oil	25%	38%	32%	42%
Black wax crude oil	29%	21%	24%	21%
Other feedstocks and blends	9%	7%	8%	9%
Total	100%	100%	100%	100%

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Sales of produced refined products:
Gasolines	53%	52%	53%	55%
Diesel fuels	35%	32%	34%	33%
Fuel oil	4%	4%	4%	3%
Asphalt	4%	6%	5%	5%
LPG and other	4%	6%	4%	4%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	380,560	405,580	427,600	431,570
Refinery throughput (BPD) (2)	408,730	440,550	458,600	463,340
Sales of produced refined products (BPD) (3)	418,800	443,670	449,190	452,630
Refinery utilization (4)	83.3%	88.7%	93.6%	94.4%

Average per produced barrel (5)
Refinery gross margin	$13.58	$22.17	$15.96	$17.71
Refinery operating expenses (6)	7.82	7.12	6.68	6.39
Net operating margin	$5.76	$15.05	$9.28	$11.32

Refinery operating expenses per throughput barrel (7)	$8.02	$7.17	$6.54	$6.24

Feedstocks:
Sweet crude oil	44%	40%	44%	43%
Sour crude oil	32%	35%	30%	30%
Heavy sour crude oil	13%	13%	15%	17%
Black wax crude oil	4%	4%	4%	4%
Other feedstocks and blends	7%	8%	7%	6%
Total	100%	100%	100%	100%

Consolidated
Sales of produced refined products:
Gasolines	53%	52%	52%	52%
Diesel fuels	32%	33%	34%	34%
Jet fuels	4%	4%	4%	3%
Fuel oil	1%	2%	2%	2%
Asphalt	4%	4%	4%	4%
Base oils	2%	2%	2%	2%
LPG and other	4%	3%	2%	3%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)
Represents barrels sold of refined products produced at our refineries (including HFC Asphalt) and does not include volumes of refined products purchased for resale or volumes of excess crude oil sold.

(4)	Represents crude charge divided by total crude capacity ("BPSD"). Our consolidated crude capacity is 457,000 BPSD.

(5)
Represents average amount per produced barrel sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(6)	Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of refined products produced at our refineries.
(7) Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by refinery throughput.

Lubricants and Specialty Products Segment Operating Data

We acquired our Sonneborn business on February 1, 2019. For the year ended December 31, 2019, our lubricants and specialty product operating results reflect the operations of our Sonneborn business for the period February 1, 2019 through December 31, 2019.

The following table sets forth information about our lubricants and specialty products operations.

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Lubricants and Specialty Products
Throughput (BPD)	21,229	16,790	20,251	19,590
Sales of produced products (BPD)	34,392	27,550	34,827	30,510

Sales of produced products:
Finished products	47%	51%	49%	48%
Base oils	25%	30%	27%	31%
Other	28%	19%	24%	21%
Total	100%	100%	100%	100%

Our Lubricants and Specialty Products segment includes base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward, referred to as “Rack Back.” “Rack Forward” includes the purchase of base oils and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties. Supplemental financial data attributable to our Lubricants and Specialty Products segment is presented below:

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Three Months Ended December 31, 2019
Sales and other revenues	$175,488	$455,134	$(114,492)	$516,130
Cost of products sold	$167,141	$325,091	$(114,492)	$377,740
Operating expenses	$29,014	$31,854	$—	$60,868
Selling, general and administrative expenses	$6,147	$36,767	$—	$42,914
Depreciation and amortization	$4,010	$18,880	$—	$22,890
Income (loss) from operations	$(30,824)	$42,542	$—	$11,718
Income (loss) before interest and income taxes	$(30,824)	$42,505	$—	$11,681
EBITDA	$(26,814)	$61,385	$—	$34,571

Three Months Ended December 31, 2018
Sales and other revenues	$136,592	$401,170	$(113,474)	$424,288
Cost of products sold	$150,617	$303,983	$(113,474)	$341,126
Operating expenses	$28,426	$14,293	$—	$42,719
Selling, general and administrative expenses	$9,940	$34,385	$—	$44,325
Depreciation and amortization	$8,969	$4,263	$—	$13,232
Income (loss) from operations	$(61,360)	$44,246	$—	$(17,114)
Income (loss) before interest and income taxes	$(61,360)	$44,623	$—	$(16,737)
EBITDA	$(52,391)	$48,886	$—	$(3,505)

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Year Ended December 31, 2019
Sales and other revenues	$661,523	$1,883,920	$(452,915)	$2,092,528
Cost of products sold	$620,660	$1,412,291	$(452,915)	$1,580,036
Operating expenses	$116,984	$114,539	$—	$231,523
Selling, general and administrative expenses	$31,854	$136,741	$—	$168,595
Depreciation and amortization	$37,001	$51,780	$—	$88,781
Goodwill impairment	$152,712	$—	$—	$152,712
Income (loss) from operations	$(297,688)	$168,569	$—	$(129,119)
Income (loss) before interest and income taxes	$(297,688)	$168,851	$—	$(128,837)
EBITDA	$(260,687)	$220,631	$—	$(40,056)

Year Ended December 31, 2018
Sales and other revenues	$682,892	$1,650,056	$(520,245)	$1,812,703
Cost of products sold	$633,459	$1,268,326	$(520,245)	$1,381,540
Operating expenses	$111,155	$56,665	$—	$167,820
Selling, general and administrative expenses	$32,086	$111,664	$—	$143,750
Depreciation and amortization	$26,955	$16,300	$—	$43,255
Income (loss) from operations	$(120,763)	$197,101	$—	$76,338
Income (loss) before interest and income taxes	$(120,763)	$198,403	$—	$77,640
EBITDA	$(93,808)	$214,703	$—	$120,895

(1)	Rack Back consists of the PCLI base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward.

(2)
Rack Forward activities include the purchase of base oils from Rack Back and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties.

(3)	Intra-segment sales of Rack Back produced base oils to rack forward are eliminated under the “Eliminations” column.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA excluding special items ("Adjusted EBITDA") to amounts reported under generally accepted accounting principles ("GAAP") in financial statements.

Earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA plus or minus (i) lower of cost or market inventory valuation adjustments, (ii) goodwill impairment, (iii) acquisition integration and regulatory costs, (iv) incremental costs of products sold attributable to our Sonneborn inventory value step-up, (v) RINs cost reduction related to our Cheyenne and Woods Cross small refinery exemptions, (vi) biodiesel credit, (vii) Woods Cross refinery outage damages and (viii) Woods Cross refinery estimated insurance claims on outage damages.

EBITDA and Adjusted EBITDA are not calculations provided for under accounting principles generally accepted in the United States; however, the amounts included in these calculations are derived from amounts included in our consolidated financial statements. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures of other companies. These are presented here because they are widely used financial indicators used by investors and analysts to measure performance. EBITDA and Adjusted EBITDA are also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA and Adjusted EBITDA.

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
	(In thousands)
Net income attributable to HollyFrontier stockholders	$60,605	$141,896	$772,388	$1,097,960
Add (subtract) income tax expense (benefit)	19,290	28,501	299,152	347,243
Add interest expense	36,383	33,917	143,321	131,363
Subtract interest income	(5,012)	(6,232)	(22,139)	(16,892)
Add depreciation and amortization	134,580	113,719	509,925	437,324
EBITDA	$245,846	$311,801	$1,702,647	$1,996,998
Add (subtract) lower of cost or market inventory valuation adjustment	30,708	329,232	(119,775)	136,305
Add goodwill impairment	—	—	152,712	—
Add acquisition integration and regulatory costs	4,118	—	24,194	3,595
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	9,338	—
Subtract RINs cost reduction	—	—	(36,580)	(96,971)
Subtract biodiesel blender's tax credit	(18,012)	—	(18,012)	—
Add Woods Cross refinery outage damages	—	—	—	24,566
Subtract Woods Cross refinery insurance claims on outage damages	—	—	—	(9,840)
Adjusted EBITDA	$262,660	$641,033	$1,714,524	$2,054,653

EBITDA and Adjusted EBITDA attributable to our Refining segment is presented below:

	Three Months Ended December 31,		Years Ended December 31,
Refining Segment	2019	2018	2019	2018
	(In thousands)
Income from operations (1)	$76,343	$180,705	$1,210,119	$1,336,120
Add depreciation and amortization	82,527	73,482	309,932	284,439
EBITDA	158,870	254,187	1,520,051	1,620,559
Add (subtract) lower of cost or market inventory valuation adjustment	30,708	329,232	(119,775)	136,305
Subtract RINs cost reduction	—	—	(36,580)	(96,971)
Subtract biodiesel blender's tax credit	(18,012)	—	(18,012)	—
Add Woods Cross refinery outage damages	—	—	—	24,566
Subtract Woods Cross refinery insurance claims on outage damages	—	—	—	(9,840)
Adjusted EBITDA	$171,566	$583,419	$1,345,684	$1,674,619

(1) Income from operations of our Refining segment represents income plus (i) interest expense, net of interest income and (ii) income tax provision.

EBITDA and Adjusted EBITDA attributable to our Lubricants and Specialty Products segment is set forth below.

Lubricants and Specialty Products Segment	Rack Back	Rack Forward	Total Lubricants and Specialty Products
	(In thousands)
Three Months Ended December 31, 2019
Income (loss) before interest and income taxes (1)	$(30,824)	$42,505	$11,681
Add depreciation and amortization	4,010	18,880	22,890
EBITDA	$(26,814)	$61,385	$34,571

Three Months Ended December 31, 2018
Income (loss) before interest and income taxes (1)	$(61,360)	$44,623	$(16,737)
Add depreciation and amortization	8,969	4,263	13,232
EBITDA	$(52,391)	$48,886	$(3,505)

Year Ended December 31, 2019
Income (loss) before interest and income taxes (1)	$(297,688)	$168,851	$(128,837)
Add depreciation and amortization	37,001	51,780	88,781
EBITDA	(260,687)	220,631	(40,056)
Add goodwill impairment	152,712	—	152,712
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	9,338	9,338
Adjusted EBITDA	$(107,975)	$229,969	$121,994

Year Ended December 31, 2018
Income (loss) before interest and income taxes (1)	$(120,763)	$198,403	$77,640
Add depreciation and amortization	26,955	16,300	43,255
EBITDA	$(93,808)	$214,703	$120,895

(1) Income (loss) before interest and income taxes of our Lubricants and Specialty Products segment represents income (loss) plus (i) interest expense, net of interest income, and (ii) income tax provision.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per produced barrel sold is total refining segment revenues less total refining segment cost of products sold, exclusive of lower of cost or market inventory valuation adjustments, divided by sales volumes of produced refined products sold. Net operating margin per barrel sold is the difference between refinery gross margin and refinery operating expenses per produced barrel sold. These two margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Below are reconciliations to our consolidated statements of income for refinery net operating and gross margin and operating expenses, in each case averaged per produced barrel sold. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of average refining segment net operating margin per produced barrel sold to refinery gross margin to total sales and other revenues

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per produced barrel sold	$5.76	$15.05	$9.28	$11.32
Add average refinery operating expenses per produced barrel sold	7.82	7.12	6.68	6.39
Refinery gross margin per produced barrel sold	$13.58	$22.17	$15.96	$17.71
Times produced barrels sold (BPD)	418,800	443,670	449,190	452,630
Times number of days in period	92	92	365	365
Refining segment gross margin	$523,232	$904,927	$2,616,711	$2,925,868
Add (subtract) rounding	(51)	(39)	(429)	(154)
Total refining segment gross margin	523,181	904,888	2,616,282	2,925,714
Add refining segment cost of products sold	3,381,967	3,071,340	12,980,506	13,250,849
Refining segment sales and other revenues	3,905,148	3,976,228	15,596,788	16,176,563
Add lubricants and specialty products segment sales and other revenues	516,130	424,288	2,092,528	1,812,703
Add HEP segment sales and other revenues	131,634	132,792	532,777	506,220
Subtract corporate, other and eliminations	(171,024)	(189,104)	(735,515)	(780,820)
Sales and other revenues	$4,381,888	$4,344,204	$17,486,578	$17,714,666

Reconciliation of average refining segment operating expenses per produced barrel sold to total operating expenses

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average operating expenses per produced barrel sold	$7.82	$7.12	$6.68	$6.39
Times produced barrels sold (BPD)	418,800	443,670	449,190	452,630
Times number of days in period	92	92	365	365
Refining segment operating expenses	$301,301	$290,622	$1,095,215	$1,055,692
Add (subtract) rounding	106	172	273	(483)
Total refining segment operating expenses	301,407	290,794	1,095,488	1,055,209
Add lubricants and specialty products segment operating expenses	60,868	42,719	231,523	167,820
Add HEP segment operating expenses	38,951	39,699	161,996	146,430
Subtract corporate, other and eliminations	(17,596)	(21,073)	(94,955)	(83,621)
Operating expenses (exclusive of depreciation and amortization)	$383,630	$352,139	$1,394,052	$1,285,838

Reconciliation of net income attributable to HollyFrontier stockholders to adjusted net income attributable to HollyFrontier stockholders

Adjusted net income attributable to HollyFrontier stockholders is a non-GAAP financial measure that excludes non-cash lower of cost or market inventory valuation adjustments, goodwill impairment, acquisition integration and regulatory costs, incremental cost of products sold due to Sonneborn inventory value step-up, RINs cost reductions, biodiesel credit and refinery outage damages and related estimated insurance claims. We believe this measure is helpful to investors and others in evaluating our financial performance and to compare our results to that of other companies in our industry. Similarly titled performance measures of other companies may not be calculated in the same manner.

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
	(Dollars in thousands, except per share amounts)
Consolidated
GAAP:
Income before income taxes	$100,359	$191,818	$1,171,504	$1,524,467
Income tax expense	19,290	28,501	299,152	347,243
Net income	81,069	163,317	872,352	1,177,224
Less net income attributable to noncontrolling interest	20,464	21,421	99,964	79,264
Net income attributable to HollyFrontier stockholders	60,605	141,896	772,388	1,097,960

Non-GAAP adjustments to arrive at adjusted results:
Lower of cost or market inventory valuation adjustment	30,708	329,232	(119,775)	136,305
RINs cost reduction	—	—	(36,580)	(96,971)
Biodiesel blender's tax credit	(18,012)	—	(18,012)	—
Woods Cross refinery outage damages	—	—	—	24,566
Woods Cross refinery insurance claims on outage damages	—	—	—	(9,840)
Acquisition integration and regulatory costs	4,118	—	24,194	3,595
Goodwill impairment	—	—	152,712	—
Incremental cost of products sold attributable to Sonneborn inventory value step up	—	—	9,338	—
Total adjustments to income before income taxes	16,814	329,232	11,877	57,655
Adjustment to income tax expense (1)	(566)	77,198	(37,270)	14,746
Total adjustments, net of tax	17,380	252,034	49,147	42,909

Adjusted results - Non-GAAP:
Adjusted income before income taxes	117,173	521,050	1,183,381	1,582,122
Adjusted income tax expense (2)	18,724	105,699	261,882	361,989
Adjusted net income	98,449	415,351	921,499	1,220,133
Less net income attributable to noncontrolling interest	20,464	21,421	99,964	79,264
Adjusted net income attributable to HollyFrontier stockholders	$77,985	$393,930	$821,535	$1,140,869
Adjusted earnings per share attributable to HollyFrontier stockholders - diluted (3)	$0.48	$2.25	$4.90	$6.44
Average number of common shares outstanding - diluted	162,898	174,259	167,385	176,661

(1)	Represents adjustment to GAAP income tax expense to arrive at adjusted income tax expense, which is computed as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
	(Dollars in thousands)

Non-GAAP income tax expense benefit (2)	$18,724	$105,699	$261,882	$361,989
Subtract GAAP income tax expense	19,290	28,501	299,152	347,243
Non-GAAP adjustment to income tax expense	$(566)	$77,198	$(37,270)	$14,746

(2)
Non-GAAP income tax expense is computed by a) adjusting HFC's consolidated estimated Annual Effective Tax Rate (“AETR”) for GAAP purposes for the effects of the above Non-GAAP adjustments, b) applying the resulting Adjusted Non-GAAP AETR to Non-GAAP adjusted income before income taxes and c) adjusting for discrete tax items applicable to the period.

(3) Adjusted earnings per share attributable to HollyFrontier stockholders - diluted is calculated as adjusted net income attributable to HollyFrontier stockholders divided by the average number of shares of common stock outstanding assuming dilution.

Reconciliation of effective tax rate to adjusted effective tax rate

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019		2018
	(Dollars in thousands)
GAAP:
Income before income taxes	$100,359	$191,818	$1,171,504	—	$1,524,467
Income tax expense	$19,290	$28,501	$299,152	—	$347,243
Effective tax rate for GAAP financial statements	19.2%	14.9%	25.5%		22.8%
Adjusted - Non-GAAP:
Effect of Non-GAAP adjustments	(3.2)%	5.4%	(3.4)%		0.1%
Effective tax rate for adjusted results	16.0%	20.3%	22.1%		22.9%

FOR FURTHER INFORMATION, Contact:

Richard L. Voliva III, Executive Vice President and
Chief Financial Officer
Craig Biery, Director,
Investor Relations
HollyFrontier Corporation
214-954-6510